UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  March 29, 2010

BPW ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 653-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑       Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☑       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

            On March 29, 2010, The Talbots, Inc. (“Talbots”) issued a press release announcing that it is extending its exchange offer in which Talbots is offering to exchange each outstanding warrant (“BPW Warrants”) to acquire shares of common stock of BPW Acquisition Corp. (“BPW”) for shares of Talbots common stock or warrants to acquire shares of Talbots common stock, subject to the election and proration procedures described in the prospectus/offer to exchange, filed by Talbots with the Securities and Exchange Commission on March 17, 2010.  According to the Talbots release, the exchange offer is being extended until 6:00 p.m., New York City time, on March 29, 2010, unless further extended by Talbots.  The exchange offer was previously scheduled to expire at 12:00 midnight, New York City time, at the end of March 26, 2010.  According to the Talbots release, approximately 30.6 million BPW Warrants (including approximately 1.4 million BPW Warrants subject to guarantees of delivery), or approximately 87.5% of BPW Warrants issued in its initial public offering, had been tendered as of 12:00 midnight, at the end of March 26, 2010.

            A copy of the Talbots press release dated March 29, 2010 announcing its intention to extend the expiration of the exchange offer is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

            On March 29, 2010, BPW issued a press release commenting on the extension of the Talbots exchange offer, a copy of which is filed herewith as Exhibit 99.2.

Additional Information and Where to Find It

            This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval.  Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction has been mailed to stockholders of Talbots and BPW. Talbots has also filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Offer to Exchange and other documents, as required, in connection with the warrant exchange offer. The Prospectus/Offer to Exchange and related offer documents have been mailed to warrantholders of BPW. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information.  In addition, BPW has filed a preliminary proxy statement on Schedule 14A with the SEC on March 16, 2010 in connection with the solicitation of consents in respect of outstanding BPW warrants (the “Preliminary Proxy Statement”). BPW expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of consents in respect of outstanding BPW warrants and may file other solicitation material in connection therewith (the “Definitive Proxy Statement”). Investors and security holders are urged to read the Preliminary Proxy Statement and the Definitive Proxy Statement and other relevant documents filed with the SEC when available carefully because they will contain important information. Investors and security holders will be able to obtain free copies of the Preliminary Proxy Statement, Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW, including the Preliminary Proxy Statement and any amendments or supplements thereto, may also be obtained by requesting them in writing to Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.

             BPW and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transactions. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009, which was filed with the SEC on March 16, 2010. This document can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange and the Preliminary Proxy Statement, in each case as amended or supplemented.

Item 9.01        Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release issued by The Talbots, Inc., dated March 29, 2010 (incorporated by reference to the current report on Form 8-K filed by The Talbots, Inc. on March 29, 2010)
99.2	Press Release, dated March 29, 2010

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                BPW ACQUISITION CORP.

Date:  March 29, 2010                                                                                                       By:   /s/ Gary S. Barancik

                                                Name:  Gary S. Barancik

                                                Title:  Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release issued by The Talbots, Inc., dated March 29, 2010 (incorporated by reference to the current report on Form 8-K filed by The Talbots, Inc. on March 29, 2010)
99.2	Press Release, dated March 29, 2010